UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — February 17, 2009

NUCRYST PHARMACEUTICALS CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	000-51686	Not Applicable
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

NUCRYST Pharmaceuticals Corp.
101 College Road East
Princeton, New Jersey 08540
(Address of principal executive offices)
Registrant’s telephone number, including area code: (609) 228-8220
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 2.02	Results of Operations and Financial Condition.
On February 17, 2009, NUCRYST Pharmaceuticals Corp. (the “Company”) issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2008. The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference into this Item 2.02 as if fully set forth herein.
The information set forth in this Current Report on Form 8-K and the exhibit attached hereto are being furnished to the United States Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for any purposes, nor shall such information or such exhibits be deemed incorporated by reference in any filing with the SEC made by the Company under the Securities Exchange Act of 1934, or the Securities Act of 1933, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press Release, dated February 17, 2009, titled “NUCRYST Announces Fourth Quarter and Year End 2008 Financial Results.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nucryst Pharmaceuticals Corp.
By:	/s/David B. Holtz
David B. Holtz
Interim Chief Executive Officer Chief Financial Officer

Dated: February 17, 2009.

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated February 17, 2009, titled “NUCRYST Announces Fourth Quarter and Year End 2008 Financial Results.”